UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2013

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

BearlyBullish Fund
Investor Class (BRBLX)

ANNUAL REPORT
March 31, 2013

BearlyBullish Fund
a series of the Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	4
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	18
Supplemental Information	19
Expense Example	21

This report and the financial statements contained herein are provided for the general information of the shareholders of the BearlyBullish Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

www.bearlybullish.com

Alpha
CAPITAL MANAGEMENT
805 Las Cimas Parkway # 320
Austin, Texas 78746

Letter to Shareholders

MARKET REVIEW – 2013 Q1

STANDARDIZED FUND PERFORMANCE

BRBLX	1yr: 15.46%	Inception (Annualized): 14.85%
BBOEVLUS	1yr: 15.76%	Inception (Annualized): 13.14%
S & P Total Return	1yr: 13.96%	Inception (Annualized): 15.27%

Gross expense ratio is 3.27%.  The inception date is 6/15/11.  The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-877-337-3707.  The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced.  Shares redeemed within 90 days of purchase will be charged a 1.00% redemption fee.

Since inception performance is annualized.

SECTOR REVIEW   (Percent of Fund’s Portfolio as of 03/31/2013)

Financials – 24.5%
We remain constructive on financials as many of them continue to trade well below book value. Banks have been actively managing their expense line on the income statement and we believe are well positioned to benefit from revenue growth in consumer banking, investment banking and trading operations. We like Bank of America (BAC) and Citigroup (C) in this space. We also like American International Group (AIG) and Genworth Financial (GNW), among other insurance companies. Both of them trade at considerable discounts to their book values while we believe their core businesses continue to improve. Additionally, we believe that our financials portfolio is positioned to benefit from an unwinding of quantitative easing that has kept interest rates at artificially low levels, suppressing the earnings potential of banks and insurance companies. We would anticipate net interest margins to expand in a rising rate environment.

Industrials – 17.3%
Our industrials portfolio consists of names that we believe will benefit from a recovery in the housing market. Housing recovery, in our view, is the most resilient theme in this economic recovery. Home purchase affordability is near multi decade low due to extremely low interest rates. New home inventory has dropped far below what is considered normal in a balanced market as home building has not kept up with new household formation. These conditions are conducive to improving profitability of building products companies. We own USG Corp (USG), Masco (MAS) and Fortune Brands (FBHS) in this space.

Communications – 11.1%
We hold the view that new media, driven by internet, mobile and social media, will continue to disrupt this sector and chip away incremental dollars from traditional media companies. New media companies have attained a defendable position and they are becoming stronger by the day. We own Google (GOOG), Yahoo (YHOO) and Facebook (FB), each for a different reason within the overarching theme on new media. Additionally, e-commerce companies continue to drive customers away from brick and mortar locations, especially for standard items. The convenience of same day delivery and high level of customer service are making their positions stronger. We own Amazon.com (AMZN) and Ebay (EBAY).

Registered Investment Advisor

Alpha
CAPITAL MANAGEMENT
805 Las Cimas Parkway # 320
Austin, Texas 78746

Energy – 10.8%
Unconventional drilling has been a boon for North America. The same is not being replicated oversees due to complex mineral rights ownership rules and significant environmental opposition to hydraulic fracturing, particularly in Europe. This dynamic has kept a lid on crude oil supply overseas and that is unlikely to change in the near future. We own EOG Resources (EOG) and Pioneer Natural Resources (PXD) that we believe will continue to benefit from their high quality shale assets and enhanced recovery techniques.

Consumer Non-Cyclical – 5.9%
We are much less constructive on non-cyclical companies than cyclical companies because of rich valuations seen in the former group. Additionally, we believe that in this phase of recovery, when consumers are experiencing asset inflation (driven by rising house prices and higher stock market), cyclical companies should perform better than non-cyclical companies.

Consumer Cyclical – 9.7%
We believe this sector is likely to reap the benefits of the wealth effect created by a rising stock market and strengthening home prices. Presently, many of our holdings are related to the housing industry. We own Whirlpool (WHR), Mohawk (MHK) and Restoration Hardware (RH)

Basic Materials – 5.3%
We have limited exposure to Basic Materials due to its heavy reliance on global gross domestic product (GDP), especially emerging economies. Global GDP, in our view, is unlikely to return to full potential without the contribution from Europe and China. We own Eastman Chemical (EMN) and CF Industries (CF).

Technology – 7.8%
Technology sector continues to be driven by two major themes – increased adoption of mobile devices and a migration to the cloud. We have exposure to both of these themes and we continue to look for more opportunities in this space.

Utilities – 1.5%
We have limited exposure to utilities as we hold the view that this sector is fully priced.

Exchange Traded Funds – 2.6%

Short Term Investments (Money Market Fund) – 4.6%

OUTLOOK

We continue to be very constructive on the U.S. market based on improving domestic economic fundamentals and the Federal Reserve Board’s continued quantitative easing program. The liquidity provided by this program has restored confidence in the markets, reduced cost of capital and encouraged market participants to invest in stocks and housing. This, in turn, has improved consumer confidence and spending, resulting in a positive feedback loop that will eventually encourage business investment. We believe the product of this phenomenon will be improvement in corporate earnings, which will support overall market valuation.

Registered Investment Advisor

Alpha
CAPITAL MANAGEMENT
805 Las Cimas Parkway # 320
Austin, Texas 78746

As mentioned above, our key overweight positions are in housing related stocks and financial institutions. We believe we are in store for a prolonged period of improvement in the housing market, the benefits of which will likely trickle down to various different industries, including but not limited to building products companies, mortgage insurers, and mortgage originators. Additionally, the improvement in home values should continue to repair the balance sheets of consumers and financial institutions that were deeply impaired by the financial crisis.

While we are optimistic about the U.S. economy, our optimism is somewhat dampened by the recessionary environment in Europe and decelerating growth in China. Should the conditions in Europe or China deteriorate, the impact would be felt in the U.S. economy and will merit our attention towards rebalancing the portfolio. We continue to closely monitor the developments in these regions. Additionally, we have become more selective in stock picking as the overall market valuation appears to be reasonable now, not accounting for the extended benefits from extremely low interest rates and a lack of attractive opportunities in the fixed income market.

As always, we appreciate the confidence and trust you have placed in us and the management of your assets.

Sincerely,

Buddie Ballard Jr., CFA	Michael Turner, CFA

Equity investments are subject to market fluctuations. Mid cap stocks are subject to substantial risks such as market, business, size volatility, management experience, product diversification, financial resource, competitive strength, liquidity, and potential to call out of favor that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. The Fund is non-diversified and may hold fewer securities than a diversified fund. Holding fewer securities increases the risk that the value of the Fund could go down because of the poor performance of a single investment.
The Fund may, at times, experience higher than average portfolio turnover, which may generate significant taxable gains and increased trading expenses, which in turn may lower the Fund’s return. The recent growth in the market has helped to product short-term returns that are not typical.

The S&P 500 Index is an unmanaged capitalization-weighted index (weighted by the market value of the companies) of 500 stocks listed on various exchanges. The Barclays Aggregate Bond Index represents the securities of the U.S. dollar-denominated investment grade bond market. The Nasdaq Composite consists of the common stocks and similar securities listed on the NASDAQ stock market. The Bloomberg Active Index BBOEGIUS consists of funds in the BearlyBullish Fund’s peer group. This index represents a peer group of 189 open-end, growth and income funds domiciled in the United States.  It is not possible to invest directly in an Index.

Basis point (definition)- a unit that is equal to 1/100th of 1%.
Gross Domestic Product ("GDP") is the market value of all final goods and services produced within a country in a given period of time.

Registered Investment Advisor

BearlyBullish Fund
FUND PERFORMANCE at March 31, 2013

This graph compares a hypothetical $10,000 investment in the Fund’s Investor Class Shares, made at its inception, with a similar investment in the S&P 500® Index. Results include the reinvestment of all dividends and capital gains. The S&P 500® Index is a market weighted index composed of 500 large capitalization companies. This index does not reflect expenses, fees or sales charge, which would lower performance.  This index is unmanaged and it is not possible to invest in an index.

Total Returns as of March 31, 2013
	1 Year	Since Inception* (6/15/11)
BearlyBullish Fund – Investor Class Shares	15.46%	14.85%
S&P 500® Index	13.96%	15.27%
*Annualized.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling 1-877-337-3707.

Gross and Net Expense Ratios for the Fund are 3.27% and 1.51% respectively, which are the amounts stated in the current Prospectus dated July 31, 2012. The Advisor’s contractual agreement to waive its fees and/or absorb expenses is in effect until July 31, 2013 (when it will automatically renew for an additional one year period).

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Shares redeemed within 90 days of purchase will be charged 1.00% redemption fee.  The Advisor has waived fees or expenses; absent such waivers, the Fund’s returns would have been lower.

BearlyBullish Fund
SCHEDULE OF INVESTMENTS
As of March 31, 2013

Number of Shares		Value

	COMMON STOCKS – 93.9%
	BASIC MATERIALS – 5.3%
1,807	CF Industries Holdings, Inc.	$343,999
5,268	Eastman Chemical Co.	368,075
2,543	Praxair, Inc.	283,646
		995,720
	COMMUNICATIONS – 11.1%
100,000	Alcatel-Lucent/France - ADR*	133,000
1,192	Amazon.com, Inc.*	317,656
9,776	AT&T, Inc.	358,682
5,470	eBay, Inc.*	296,583
11,686	Facebook, Inc. - Class A*	298,928
444	Google, Inc. - Class A*	352,549
15,000	Yahoo!, Inc.*	352,950
		2,110,348
	CONSUMER, CYCLICAL – 9.7%
3,500	Mohawk Industries, Inc.*	395,920
8,526	Restoration Hardware Holdings, Inc.	298,410
5,022	Starbucks Corp.	286,053
1,685	VF Corp.	282,659
4,854	Whirlpool Corp.	575,005
		1,838,047
	CONSUMER, NON-CYCLICAL – 5.9%
1,913	Biogen Idec, Inc.*	369,037
703	Mastercard, Inc. - Class A	380,414
3,123	Perrigo Co.	370,794
		1,120,245
	ENERGY – 10.8%
3,801	Anadarko Petroleum Corp.	332,397
6,090	Cabot Oil & Gas Corp.	411,745
4,485	ConocoPhillips	269,548
3,051	EOG Resources, Inc.	390,742
4,104	National Oilwell Varco, Inc.	290,358
2,764	Pioneer Natural Resources Co.	343,427
		2,038,217
	FINANCIAL – 24.5%
4,206	American Express Co.	283,737
22,533	American International Group, Inc.*	874,731
70,165	Bank of America Corp.	854,610
7,000	Citigroup, Inc.	309,680
87,152	Genworth Financial, Inc. - Class A*	871,520
8,327	JPMorgan Chase & Co.	395,200
9,000	MetLife, Inc.	342,180

BearlyBullish Fund
SCHEDULE OF INVESTMENTS – Continued
As of March 31, 2013

Number of Shares		Value

	COMMON STOCKS (Continued)
	FINANCIAL (Continued)
3,860	Travelers Cos., Inc.	$324,973
10,285	Wells Fargo & Co.	380,442
		4,637,073
	INDUSTRIAL – 17.3%
6,433	Eaton Corp.	394,021
2,397	Flowserve Corp.	402,001
12,183	Fortune Brands Home & Security, Inc.*	456,010
5,185	Joy Global, Inc.	308,611
20,000	Masco Corp.	405,000
3,500	Stanley Black & Decker, Inc.	283,395
10,000	Textron, Inc.	298,100
4,809	Thermo Fisher Scientific, Inc.	367,840
13,500	USG Corp.*	356,940
		3,271,918
	TECHNOLOGY – 7.8%
23,918	Activision Blizzard, Inc.	348,485
1,020	Apple, Inc.	451,483
1,559	International Business Machines Corp.	332,535
6,105	SanDisk Corp.*	335,775
		1,468,278
	UTILITIES – 1.5%
3,637	NextEra Energy, Inc.	282,522

	TOTAL COMMON STOCKS (Cost $14,256,610)	17,762,368

	EXCHANGE TRADED FUNDS – 2.6%
7,474	ProShares UltraShort 20+ Year Treasury*	491,116

	TOTAL EXCHANGE TRADED FUNDS (Cost $498,139)	491,116

	SHORT-TERM INVESTMENTS – 4.6%
879,209	Fidelity Institutional Money Market Fund, 0.10%1	879,209

	TOTAL SHORT-TERM INVESTMENTS (Cost $879,209)	879,209

	TOTAL INVESTMENTS – 101.1% (Cost $15,633,958)	19,132,693
	Liabilities in Excess of Other Assets – (1.1)%	(214,974)

	TOTAL NET ASSETS – 100.0%	$18,917,719

ADR – American Depository Receipt

*	Non-income producing security.
1	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

BearlyBullish Fund
SUMMARY OF INVESTMENTS
As of March 31, 2013

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financial	24.5%
Industrial	17.3%
Communications	11.1%
Energy	10.8%
Consumer, Cyclical	9.7%
Technology	7.8%
Consumer, Non-cyclical	5.9%
Basic Materials	5.3%
Utilities	1.5%
Total Common Stocks	93.9%
Exchange Traded Funds	2.6%
Short-Term Investments	4.6%
Total Investments	101.1%
Liabilities in Excess of Other Assets	(1.1)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

BearlyBullish Fund
STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2013

Assets:
Investments, at value (cost $15,633,958)	$19,132,693
Cash	2,309
Receivables:
Fund shares sold	49,354
Dividends and interest	8,242
Prepaid expenses	15,954
Total assets	19,208,552

Liabilities:
Payables:
Securities purchased	187,647
Fund shares redeemed	59,404
Advisory fees	2,056
Distribution fees (Note 7)	3,971
Transfer agent fees and expenses	5,271
Fund accounting fees	4,571
Administration fees	4,156
Custody fees	1,396
Chief Compliance Officer fees	744
Trustees' fees and expenses	471
Accrued other expenses	21,146
Total liabilities	290,833

Net Assets	$18,917,719

Components of Net Assets:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$15,458,545
Accumulated net investment loss	(18,792)
Accumulated net realized loss on investments	(20,769)
Net unrealized appreciation on investments	3,498,735
Net Assets	$18,917,719

Shares of beneficial interest issued and outstanding	1,477,126
Net asset value per share	$12.81

See accompanying Notes to Financial Statements.

BearlyBullish Fund
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2013

Investment Income:
Dividends	$183,873
Interest	1,878
Total investment income	185,751

Expenses:
Advisory fees	144,984
Distribution fees (Note 7)	36,243
Administration fees	35,679
Transfer agent fees and expenses	30,483
Fund accounting fees	29,383
Registration fees	25,321
Auditing fees	16,015
Custody fees	15,953
Legal fees	12,949
Chief Compliance Officer fees	9,751
Shareholder reporting fees	6,934
Offering costs	6,868
Miscellaneous	5,200
Trustees' fees and expenses	4,601
Insurance fees	1,314

Total expenses	381,678
Advisory fees waived	(144,984)
Other expenses absorbed	(20,705)
Net expenses	215,989
Net investment loss	(30,238)

Realized and Unrealized Gain on Investments:
Net realized gain on investments	522,190
Net change in unrealized appreciation/depreciation on investments	1,756,259
Net realized and unrealized gain on investments	2,278,449

Net Increase in Net Assets from Operations	$2,248,211

See accompanying Notes to Financial Statements.

BearlyBullish Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Period June 15, 2011*
	March 31, 2013	to March 31, 2012
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(30,238)	$(4,636)
Net realized gain (loss) on investments	522,190	(544,863)
Net change in unrealized appreciation/depreciation on investments	1,756,259	1,742,476
Net increase in net assets resulting from operations	2,248,211	1,192,977

Distributions to Shareholders:
From net investment income	(6,265)	(4,873)
Total distributions to shareholders	(6,265)	(4,873)

Capital Transactions:
Net proceeds from shares sold	4,751,208	13,233,938
Reinvestment of distributions	6,261	4,869
Cost of shares redeemed1	(1,611,742)	(896,865)
Net increase in net assets from capital transactions	3,145,727	12,341,942

Total increase in net assets	5,387,673	13,530,046

Net Assets:
Beginning of period	13,530,046	-
End of period	$18,917,719	$13,530,046

Accumulated net investment income (loss)	$(18,792)	$6,262

Capital Share Transactions:
Shares sold	401,486	1,307,776
Shares reinvested	545	501
Shares redeemed	(143,379)	(89,803)
Net increase from capital share transactions	258,652	1,218,474

1	Net of redemption fee proceeds of $478 and $2,362 respectively.

See accompanying Notes to Financial Statements.

BearlyBullish Fund
FINANCIAL HIGHLIGHTS
Investor Class

Per share operating performance.
For a capital share outstanding throughout each period.

			For the Period
	For the Year Ended		June 15, 2011*
	March 31, 2013		to March 31, 2012
Net asset value, beginning of period	$11.10		$10.00
Income from Investment Operations:
Net investment loss1	(0.02)		-	2
Net realized and unrealized
gain on investments	1.74		1.10
Total from investment operations	1.72		1.10

Less Distributions:
From net investment income	(0.01)		-	2
Total distributions	(0.01)		-

Redemption fee proceeds	-	2	-	2

Net asset value, end of period	$12.81		$11.10

Total return	15.46%		11.05%	3

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$18,918		$13,530

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.63%		3.25%	4
After fees waived and expenses absorbed5	1.49%		1.49%	4
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	-1.35%		-1.82%	4
After fees waived and expenses absorbed	-0.21%		-0.06%	4
Portfolio turnover rate	74%		151%	3

*	Commencement of operations.
1	Based on average daily shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3	Not annualized.
4	Annualized.
5
The Fund’s advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A,  expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as  litigation) do not exceed 1.49% of average daily net assets for Investor Class Shares.

See accompanying Notes to Financial Statements.

BearlyBullish Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2013

Note 1 – Organization
BearlyBullish Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund seeks to achieve long-term capital appreciation.  The Fund is authorized to issue two classes of shares: Investor Class and Institutional Class. The Fund’s Investor Class shares commenced investment operations on June 15, 2011. As of March 31, 2013, the Fund’s Institutional Class shares are not available for investment.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Options are valued at the last quoted sales price, if no sale was reported on that date, the last quoted bid price is used. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $32,653, which were amortized over a one-year period from June 15, 2011 (commencement of operations).

BearlyBullish Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2013

(c) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended March 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Alpha Capital Management (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to 1.49% of average daily net assets for Investor Class Shares until July 31, 2013.

For the year ended March 31, 2013, the Advisor waived all of its advisory fees and absorbed other expenses totaling $165,689.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived.  At March 31, 2013, the amount of these potentially recoverable expenses was $318,436.  The Advisor is permitted to seek reimbursement from the Fund for a period three fiscal years following the fiscal year in which such reimbursements occurred.  The Advisor may recapture a portion of the following amounts no later than March 31, of the years stated below:

BearlyBullish Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2013

2015:	$152,747
2016:	165,689
$318,436

On January 1, 2013, IMST Distributors, LLC succeeded Grand Distribution Services, LLC as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended March 31, 2013, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended March 31, 2013, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At March 31, 2013, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$15,691,213

Gross unrealized appreciation	$3,622,126
Gross unrealized depreciation	(180,646)

Net unrealized appreciation on investments	$3,441,480

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Accounting principals generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended March 31, 2013, permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income/loss and accumulated realized gain/loss as follows:

Increase (Decrease)
Paid in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$(11,432)	$11,449	$(17)

BearlyBullish Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2013

As of March 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	36,486
Tax accumulated earnings	36,486
Accumulated capital and other losses	(18,792)
Net unrealized appreciation on investments	3,441,480
Total accumulated earnings	$3,459,174

The tax character of distributions paid during the fiscal years ended March 31, 2013 and 2012, were as follows:

Distributions paid from:	2013	2012
Ordinary income	$6,265	$4,873
Net long term capital gains	-	-
Total distributions	$6,265	$4,873

The Fund utilized $463,414 of its capital loss carryforwards during the year ended March 31, 2013.

The Fund has $18,972 in qualified late-year losses, which are deferred until fiscal year 2014 for tax purposes.  Net late-year ordinary losses incurred after December 31 and within the taxable year and net late-year specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the year ended March 31, 2013, the Fund received $478 in redemption fees.

Note 6 – Investment Transactions
For the year ended March 31, 2013, purchases and sales of investments, excluding short-term investments, were $12,944,249 and $10,125,356, respectively.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares.  With respect to the Investor Class Shares, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Investor Class Shares, payable to IMST Distributors, LLC effective January 1, 2013.  Prior to January 1, 2013, distribution fees were payable to the Advisor as the distribution coordinator.

For the year ended March 31, 2013, distribution fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

BearlyBullish Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2013

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

In addition, the Fund has adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards.  Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

BearlyBullish Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2013

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of March 31, 2013, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$17,762,368	$-	$-	$17,762,368
Exchange-Traded Funds	491,116			491,116
Short-Term Investments	879,209	-	-	879,209
Total Investments	$19,132,693	$-	$-	$19,132,693

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any level 2 or 3 securities at period end.

Transfers are recognized at the end of the reporting period.  There were no transfers at period end.

Note 10 – Recently Issued Accounting Pronouncements
In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

Note 11 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statements of assets and liabilities of the BearlyBullish Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of March 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period June 15, 2011 (commencement of operations) to March 31, 2012.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BearlyBullish Fund as of March 31, 2013, and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year then ended and for the period June 15, 2011 to March 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 30, 2013

BearlyBullish Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information

For the year ended March 31, 2013, 100.00% of dividends to be paid from net investment income, including short-term capital gains, (if any) from the Fund, is designated as qualified dividend income.

For the year ended March 31, 2013, 100.00% of dividends to be paid from net investment income, including short-term capital gains, (if any) from the Fund, is designated as dividends received deduction available to corporate shareholders.

Trustees and Officer Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (877) 337-3707.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Millera (born 1947) Trustee	Since November 2007	Retired as of 2013. Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-2012)	63	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present)	63	None
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Board Member Emeritus-NICSA	63	None
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006)	63	None

BearlyBullish Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present);	63	None
Officers of the Trust
Rita Damb (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present);	N/A	N/A
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present);	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998)
			N/A	N/A
Todd Cippermanb (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present)	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

BearlyBullish Fund
EXPENSE EXAMPLE
For the Six Months Ended March 31, 2013 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Investor Class only); and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 10/1/12 to 3/31/13.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		10/1/12	3/31/13	10/1/12 – 3/31/13
Investor Class	Actual Performance	$ 1,000.00	$ 1,141.20	$ 7.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.50	7.49

*
Expenses are equal to the Fund’s annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period). The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

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Investment Advisor
Alpha Capital Management
805 Las Cimas Parkway, Ste. 320
Austin, Texas 78746

Independent Counsel
Bingham McCutchen LLP
355 S. Grand Avenue, Suite 4400
Los Angeles, California 90071

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
BearlyBullish Fund – Investor Class	BRBLX	461418493

Privacy Principles of the BearlyBullish Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the BearlyBuliish Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund (toll-free) at 1-877-337-3707, on the Fund’s website at http://bearlybullish.com or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (toll-free) at 1-877-337-3707, on the Fund’s website at http://bearlybullish.com or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  http://www.sec.gov or by calling the Fund (toll-free) at 1-877-337-3707.  The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

BearlyBullish Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: 1-877-337-3707

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-337-3707.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2013	FYE 3/31/2012
Audit Fees	$13,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2013	FYE 3/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 3/31/2012	FYE 3/31/2011
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	6/7/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	6/7/2013

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	6/7/2013